ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:            NOVEMBER 1, 2001 - NOVEMBER 30, 2001

SETTLEMENT DATE:              17-DEC-01

A.    SERIES INFORMATION:

      ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
      SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)        Beginning Aggregate Contract Principal Balance                                                   $ 192,199,196.21
                                                                                                                   ----------------
      (b.)        Contract Principal Balance of all Collections allocable to Contracts                             $  10,264,993.19
                                                                                                                   ----------------
      (c.)        Contract Principal Balance of Charged-Off Contracts                                              $   1,324,106.02
                                                                                                                   ----------------
      (d.)        Ending Aggregate Contract Principal Balance of all Contracts
                  as of this Settlement Date                                                                       $ 180,610,097.00
                                                                                                                   ----------------

                  BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
      (e.)        Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)               0.3455189                                    $ 113,736,881.78
                                                                      ---------                                    ----------------
      (e1.)       Ending Class A-1 Principal Balance                  0.0000000               $          0.00
                                                                      ---------               ---------------
      (e2.)       Ending Class A-2 Principal Balance                  0.4601603               $ 29,113,881.78
                                                                      ---------               ---------------
      (e3.)       Ending Class A-3 Principal Balance                  1.0000000               $ 84,623,000.00
                                                                      ---------               ---------------
      (f.)        Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note Factor)               0.4269300                                    $  12,045,829.84
                                                                      ---------                                    ----------------
      (g.)        Ending Class C Principal Balance as of this
                  Settlement Date (Class C Note Factor)               0.4269302                                    $   8,030,556.24
                                                                      ---------                                    ----------------
      (h.)        Ending Class D Principal Balance as of this
                  Settlement Date (Class D Note Factor)               0.4269298                                    $   4,015,274.75
                                                                      ---------                                    ----------------
      (i.)        Ending Class E Principal Balance as of this
                  Settlement Date (Class E Note Factor)               0.4343081                                    $  10,211,451.01
                                                                      ---------                                    ----------------
      (j.)        Ending Class F Principal Balance as of this
                  Settlement Date (Class F Note Factor)               0.3840698                                    $  23,479,922.93
                                                                      ---------                                    ----------------
      (k.)        Excess Aggregate Contract Principal Balance over
                  the sum of the Class A through F Principal Balances                                              $   9,090,180.46
                                                                                                                   ----------------

II.   COMPLIANCE RATIOS:
      (a.)        Aggregate Contract Balance Remaining ("CBR") of all Contracts                                    $ 201,435,626.19
                                                                                                                   ----------------
      (b.)        CBR of Contracts 1 - 30 days delinquent                                                          $  23,958,026.68
                                                                                                                   ----------------
      (c.)        % of Delinquent Contracts 1- 30 days as of the related Calculation Date                                     11.89%
                                                                                                                   ----------------

      (d.)        CBR of Contracts 31 - 60 days delinquent                                                         $   8,409,142.44
                                                                                                                   ----------------
      (e.)        % of Delinquent Contracts 31- 60 days as of the related Calculation Date                                     4.17%
                                                                                                                   ----------------

      (f.)        CBR of Contracts 61 - 90 days delinquent                                                         $   4,437,291.48
                                                                                                                   ----------------
      (g.)        % of Delinquent Contracts 61- 90 days as of the related Calculation Date                                     2.20%
                                                                                                                   ----------------

      (h.)        CBR of Contracts > 91 days delinquent                                                            $   3,600,425.69
                                                                                                                   ----------------
      (i.)        % of Delinquent Contracts > 91 days as of the related Calculation Date                                       1.79%
                                                                                                                   ----------------

      (j1.)       % of Delinquent Contracts 31 days or more as of the related Calculation Date                                 8.16%
                                                                                                                   ----------------
      (j2.)       Month 2:     Oct-01                                                                                          8.11%
                              -------                                                                              ----------------
      (j3.)       Month 3:     Sep-01                                                                                          8.29%
                              -------                                                                              ----------------
      (j4.)       Three month rolling average % of Delinquent Contracts 31 days or more                                        8.19%
                                                                                                                   ----------------

      (k1.)       Net Charge-Off % for the related Collection Period (annualized 30/360)                                       5.38%
                                                                                                                   ----------------
      (k2.)       Month 2:     Oct-01                                                                                          6.09%
                              -------                                                                              ----------------
      (k3.)       Month 3:     Sep-01                                                                                          4.81%
                              -------                                                                              ----------------
      (k4.)       Three month rolling average % for Defaulted Contracts                                                        5.43%
                                                                                                                   ----------------

      (l1.)       Cumulative Net Loss Percentage                                                                             6.1994%
                                                                                                                   ----------------
      (l2.)       Does the Cumulative Net Loss % exceed
      (l3.)       The Loss Trigger Level % from Beginning Period to and
                    including 12th Collection Period? Y or N                                                                  N/A
                                                                                                                   ----------------
      (l4.)       The Loss Trigger Level % from 13th Collection Period to and
                    including 24th Collection Period?  Y or N.                                                                YES
                                                                                                                   ----------------
      (l5.)       The Loss Trigger Level % from 25th Collection Period and
                    thereafter? Y or N                                                                                        N/A
                                                                                                                   ----------------
      (m5.)       Is there currently a Trigger Event which has not been cured
                    for this payment date Y or N                                                                              YES
                                                                                                                   ----------------
      (m5.)       Is there currently an Event of Default for this payment date Y or N                                         NO
                                                                                                                   ----------------


III.  FLOW OF FUNDS:
      (1.)        The amount on deposit in Available Funds                                                         $  12,109,208.77
                                                                                                                   ----------------
      (2.)        Amounts deposited, if any, by the Servicer to the Collection
                    Account for contracts repurchased                                                              $     142,481.41
                                                                                                                   ----------------
      (3.)        Total deposits in the Collection Account to be used as available
                    funds on this Payment Date (1+2)                                                               $  12,251,690.18
                                                                                                                   ----------------
      (4.)        Funds to the servicer, any Excluded Amounts-Residual Receipts                                    $     136,894.42
                                                                                                                   ----------------
      (a.)        To the Trustee, trustee fees and expenses subject to an annual limit                                           --
                                                                                                                   ----------------
      (b.)        To the Servicer, any unrecoverable servicer advances / initial
                    unpaid balance amounts                                                                         $             --
                                                                                                                   ----------------
      (c.)        To the Servicer, the servicing fee then due and miscellaneous
                    amounts, if any                                                                                $     160,166.00
                                                                                                                   ----------------


                  TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
                    INTEREST

      (d.)        To Class A, the total Class A Note Interest for the related
                    interest accrual period.                                                                       $     764,845.85
                                                                                                                   ----------------
                                Interest on Class A-1 Notes                                   $          0.00
                                                                                              ---------------
                                Interest on Class A-2 Notes                                   $    242,651.42
                                                                                              ---------------
                                Interest on Class A-3 Notes                                   $    522,194.43
                                                                                              ---------------
      (e.)        Interest on Class B Notes for the related interest accrual period                                $      75,933.22
                                                                                                                   ----------------
      (f.)        Interest on Class C Notes for the related interest accrual period                                $      51,459.17
                                                                                                                   ----------------
      (g.)        Interest on Class D Notes for the related interest accrual period                                $      26,834.41
                                                                                                                   ----------------


                  CLASS E INTEREST:

      (h1.)       If Class E Noteholder is not Originator, then Interest on Class E
                    Notes for the related interest accrual period or otherwise $0                                                --
                                                                                                                   ----------------

      (h2.)       If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the
                    Class A, Class B, Class C and Class D notes or otherwise $0               $     87,222.81
                                                                                              ---------------



                  TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
                     PRINCIPAL

      (i1.)       Class A percentage                                                                 0.699999
                                                                                              ---------------
      (i2.)       To Class A, amount from reserve account, if any
                                                                                              ---------------
      (i3.)       To Class A, the Class A overdue principal, if any                                        --
                                                                                              ---------------
      (i4.)       To Class A, the Class A monthly principal payment amount                    $ 10,948,334.29
                                                                                              ---------------
      (i5.)       To Class A, the additional principal, if any, allocable from
                    Class E interest amount                                                   $     73,098.70
                                                                                              ---------------
      (i6.)       To Class A, the additional principal, if any, allocable from
                    Class F floor amount                                                                   --
                                                                                              ---------------
      (i7.)       Total principal payment to Class A  (i2-i6)                                 $ 11,021,432.99
                                                                                              ---------------
      (i8.)                     Principal payment to Class A-1 Noteholders                                         $             --
                                                                                                                   ----------------
      (i9.)                     Principal payment to Class A-2 Noteholders                                         $  11,021,432.99
                                                                                                                   ----------------
      (i10.)                    Principal payment to Class A-3 Noteholders                                                       --
                                                                                                                   ----------------

      (j1.)       Class B percentage                                                                0.0599996
                                                                                              ---------------
      (j2.)       To Class B, amount from reserve account, if any                                          --
                                                                                              ---------------
      (j3.)       To Class B, the Class B overdue principal, if any                                        --
                                                                                              ---------------
      (j4.)       To Class B, the Class B monthly principal payment amount                    $            --
                                                                                              ---------------
      (j5.)       To Class B, the additional principal, if any, allocable from
                    Class E interest amount                                                   $      7,062.06
                                                                                              ---------------
      (j6.)       To Class B, the additional principal, if any, allocable from
                    Class F floor amount                                                                   --
                                                                                              ---------------
      (j7.)       Total principal payment to Class B Noteholders (j2-j6)                                           $       7,062.06
                                                                                                                   ----------------

      (k1.)       Class C percentage                                                                0.0399997
                                                                                              ---------------
      (k2.)       To Class C, amount from reserve account, if any                                          --
                                                                                              ---------------
      (k3.)       To Class C, the Class C overdue principal, if any                                        --
                                                                                              ---------------
      (k4.)       To Class C, the Class C monthly principal payment amount                    $            --
                                                                                              ---------------
      (k5.)       To Class C, the additional principal, if any, allocable from
                    Class E interest amount                                                   $      4,708.04
                                                                                              ---------------
      (k6.)       To Class C, the additional principal, if any, allocable from
                    Class F floor amount                                                                   --
                                                                                              ---------------

      (k7.)       Total principal payment to Class C Noteholders (k2-k6)                                           $       4,708.04
                                                                                                                   ----------------

      (l1.)       Class D percentage                                                                0.0199999
                                                                                              ---------------
      (l2.)       To Class D, amount from reserve account, if any                                          --
                                                                                              ---------------
      (l3.)       To Class D, the Class D overdue principal, if any                                        --
                                                                                              ---------------
      (l4.)       To Class D, the Class D monthly principal payment amount                    $            --
                                                                                              ---------------
      (l5.)       To Class D, the additional principal, if any, allocable from
                    Class E interest amount                                                   $      2,354.02
                                                                                              ---------------
      (l6.)       To Class D, the additional principal, if any, allocable
                    from Class F floor amount                                                              --
                                                                                              ---------------
      (l7.)       Total principal payment to Class D Noteholders (l2-l6)                                           $       2,354.02
                                                                                                                   ----------------
      (m1.)       Class E percentage                                                                0.0499986
                                                                                              ---------------
      (m2.)       To Class E, amount from reserve account, if any                             $          0.00
                                                                                              ---------------
      (m3.)       To Class E, the Class E overdue principal, if any                                        --
                                                                                              ---------------
      (m4.)       To Class E, the Class E monthly principal payment amount                    $            --
                                                                                              ---------------      ----------------
      (m5.)       To Class E, the additional principal, if any, allocable from
                    Class F floor amount                                                                   --
                                                                                              ---------------
      (m6.)       Total principal payment to Class E Noteholders (m2-m5)                                           $             --
                                                                                                                   ----------------



                  TO THE RESERVE ACCOUNT:

       (4.)       The amount, if any, needed to maintain the amount in the reserve
                    account at the required reserve amount                                                         $             --
                                                                                                                   ----------------



                  CLASS F PAYMENTS:

      (n1.)       Sub-Total of funds disbursed through the Reserve Account                    $ 12,251,690.18
                                                                                              ---------------
      (n2.)       Funds available to be paid to Class F                                       $            --
                                                                                              ---------------

      (n3.)       Class F percentage                                                                0.1300032
                                                                                              ---------------
      (n4.)       Class F floor amount                                                        $  9,405,070.31
                                                                                              ---------------
      (n5.)       Class F principal balance before payment of principal on this
                    payment date                                                              $ 24,986,542.91
                                                                                              ---------------

      (n6.)       If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

      (n7.)       If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance
                    has been reduced to the Class F floor amount and (b) funds available                           $             --
                                                                                                                   ----------------


      (n8.)       If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0
                                                                                                                   ----------------

                  TO THE TRUSTEE:

      (7.)        To the Trustee, any fees and expenses not previously paid subject to a limit
                                                                                                                   ----------------

                  TO THE ISSUERS:

      (8.)        To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after
                    all payments are made above                                                                    $             --
                                                                                                                   ----------------


IV.   SERVICER ADVANCES

      (a.)        Aggregate amount of Servicer Advances at the beginning of the
                    Collection Period                                                                              $   3,638,968.42
                                                                                                                   ----------------
      (b.)        Servicer Advances reimbursed during the Collection Period                                        $      46,421.64
                                                                                                                   ----------------
      (c.)        Amount of unreimbursed Service Advances to be reimbursed on the
                  Settlement Date                                                                                  $             --
                                                                                                                   ----------------
      (d.)        Servicer Advances made during the related Collection Period                                      $     249,875.35
                                                                                                                   ----------------
      (e.)        Aggregate amount of Servicer Advances at the end of the Collection
                  Period                                                                                           $   3,842,422.13
                                                                                                                   ----------------
      (f.)        Amount of delinquent Scheduled Payments for which Servicer Advances
                  were not made                                                                                                  --
                                                                                                                   ----------------


V.    RESERVE ACCOUNT

      (a.)        Amount on deposit at the beginning of the related Collection Period                              $             --
                                                                                                                   ----------------
      (b.)        Reserve Account initial deposit
                                                                                                                   ----------------
      (c.)        Amount of interest earnings reinvested for the related Monthly Period                            $             --
                                                                                                                   ----------------
      (d.)        Amounts used to cover shortfalls, if any, for the related
                    Collection Period                                                                                          0.00
                                                                                                                   ----------------
      (e.)        Amounts used as required in a Trigger Event , if any, for the
                    related Collection Period                                                                      $             --
                                                                                                                   ----------------
      (f.)        Amounts transferred in from the Collection Account, if
                    applicable (line 4)                                                                            $             --
                                                                                                                   ----------------
      (g.)        Interest earnings for the related Monthly Period                                                 $       4,331.08
                                                                                                                   ----------------
      (h.)        Interest  earnings withdrawn and included as Available Funds for
                    the related Monthly Period                                                                     $       4,331.08
                                                                                                                   ----------------
      (i.)        Amount on deposit at the end of the related Collection Period                                    $             --
                                                                                                                   ----------------

      (j.)        Is the Required Reserve Amount equal to the balance in the
                    Reserve Account as of the related Collection period ? Y or N                                          N
                                                                                                                   ----------------



VI.   ADVANCE PAYMENTS

      (a.)        Beginning aggregate Advance Payments                                                             $   2,179,113.09
                                                                                                                   ----------------
      (b.)        Add: Amount of Advance Payments collected during the related
                    Collection Period                                                                              $   1,495,609.42
                                                                                                                   ----------------
      (c.)        Add: Investment earnings for the related  Collection Period                                      $             --
                                                                                                                   ----------------
      (d.)        Less: Amount of Advance Payments withdrawn for deposit into
                    Facility Account                                                                               $   1,836,832.19
                                                                                                                   ----------------
      (e.)        Ending aggregate Advance Payments                                                                $   1,837,890.32
                                                                                                                   ----------------




      ADVANTA BANK CORP., AS SERVICER

      BY:         /s/ KIRK WEILER

      TITLE:      V.P. Finance/Treasurer
                  -----------------------------

      DATE:       12/12/01
                  -----------------------------